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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 16, 1996



                            BOYD GAMING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


        1-12168                                            88-0242733
(Commission File Number)                                (I.R.S. Employer
                                                       Identification No.)



                           2950 South Industrial Road
                            Las Vegas, Nevada 89109
              (Address of Principal Executive Offices)  (Zip Code)



                                 (702) 792-7200
                        (Registrant's telephone number,
                              including area code)
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Item 5.  Other Events.

a.  Sam's Town Reno Project

         On August 9, 1996, Boyd Gaming Corporation (the "Company"), through a wholly-owned subsidiary, entered into an agreement to acquire a parcel of land in Reno, Nevada upon which it plans to develop Sam's Town Reno, a $92 million casino, hotel and entertainment complex. Sam's Town Reno is planned to include a 33,000 square foot casino, a hotel with 211 guest rooms and suites, five restaurants, an outdoor arena, retail shops and various other amenities. The acquisition was consummated on August 16, 1996.

         Pursuant to the terms of the purchase agreement, the Company paid $6 million for the 100-acre parcel. William S. Boyd, Chairman and Chief Executive Officer of the Company, and Warren L. Nelson, a Director of the Company, each owns a 17.5% interest in the partnership from which the Company acquired the land.

         Development of Sam's Town Reno is subject to a number of contingencies, including, but not limited to, approval of, and licensing by, the Nevada gaming authorities, land-use permits, building and zoning permits and liquor licenses.

b.  Mary's Prize Sale.

         On August 23, 1996, the Company sold one of its riverboats, Mary's Prize, to Casino Magic of Louisiana, Corp. Pursuant to the terms of the agreement, Casino Magic paid $20 million for the riverboat. A portion of the proceeds from the sale were used to repay approximately $17.6 million of indebtedness relating to the riverboat's construction. Projects for which Mary's Prize was constructed have either been delayed or did not materialize.


Item 7.  Financial Statements and Exhibits.

         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits.

            Exhibit Number                            Description
            --------------                            -----------
                  2.1                                 Property Purchase Agreement, dated as of August
                                                      9, 1996, by and between Steamboat Station
                                                      Company, a Nevada general partnership and Boyd
                                                      Reno, Inc., a Nevada corporation and wholly-owned
                                                      subsidiary of Registrant.





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
                  2.2                                 Buy-Sell Agreement, dated August 2, 1996, by and
                                                      between Boyd Gaming Corporation and Casino Magic
                                                      of Louisiana, Corp., a Louisiana corporation.

                  99.1                                Unaudited Financial Statements for the six-month
                                                      period ended June 30, 1996 for Par-A-Dice Gaming
                                                      Corporation.





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                                 *  *  *  *  *

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BOYD GAMING CORPORATION

Date: September 3, 1996                 /s/ Keith E. Smith
                                        -----------------------------
                                        Keith E. Smith
                                        Vice President and Controller